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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	February 28, 2011

Invesco Van Kampen Dynamic Credit
Opportunities Fund
NYSE: VTA

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
22	Financial Statements
26	Financial Highlights
27	Notes to Financial Statements
36	Auditor’s Report
37	Tax Information
38	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
This is the annual report for Invesco Van Kampen Dynamic Credit Opportunities Fund. Please note that the Fund’s fiscal year-end has changed to February 28. Therefore, the period covered by this report is from July 31, 2010, the date of the last annual report, through February 28, 2011, the Fund’s new fiscal year-end.
     For the fiscal year ended February 28, 2011, Invesco Van Kampen Dynamic Credit Opportunities Fund returned 11.32% at net asset value (NAV) and 12.78% at market value.

Performance
Cumulative total returns, 7/31/10 to 2/28/11

Fund at NAV	11.32%

Fund at Market Value	12.78

Market Price Discount to NAV as of 2/28/11	-3.46

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-to-reward potential.
     Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:
■	Management. Factors include direct operating experience in managing the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the company’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.

Portfolio Composition*
By credit quality

A	0.3%

Baa	1.9

Ba	19.9

B	39.0

Caa	7.7

Ca	0.2

Non-Rated	31.0

*	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

Top 10 Issuers

1.	Texas Competitive Electric Holdings Co., LLC	2.7%

2.	Liberator Midco Limited	2.3

3.	First Data Corp.	2.1

4.	Ardagh Glass Finance	1.9

5.	Ineos Holdings Limited	1.7

6.	Univision Communications, Inc.	1.7

7.	Harrah’s Operating Co.	1.7

8.	Alliance Boots Holdings Limited	1.7

9.	Cb Bus AB	1.6

10.	Spirit Issuer PLC	1.6

Total Net Assets	$983.8 million

Total Number of Holdings	426
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■	Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of the business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on examination of the default probability and the rate of recovery associated with loans.
     The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.
     The active sell discipline considers two key factors for each portfolio position:
■	Company objective. Will unfavorable industry trends, poor performance or lack of access to capital cause the company to underperform?

■	Investment objective. Has the earnings potential or price potential been met or exceeded, or do better relative valuation opportunities exist in the market?

Market conditions and your Fund
During the seven months covered by this report, the bank loan market continued its recovery and most of the market traded at or near what would be considered “normal” ranges. As discussed in the Fund’s previous annual report, we attribute much of this improvement to a broader buyer base and a better balance between supply and demand. The trend also was buoyed by steady demand and strong flows into retail loan funds.
     These trends pushed the prices of previously issued loans in the S&P/LSTA Leveraged Loan Index back to levels not seen since the disruption in 2008.

2       Invesco Van Kampen Dynamic Credit Opportunities Fund

     The bank loan market continued to become more visible, and there was a greater correlation between performance and market, economic and other trends. We also saw an improvement in credit quality as evidenced by steady declines in the trailing 12-month default rate.
     Furthermore, the London Interbank Offered Rate (LIBOR) component of bank loan interest payments is reset when the contracts change – typically between 30 and 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. This is one of the unique features of the bank loan asset class and provides investors with a positive component when interest rates are rising. While historically low LIBOR rates had a negative effect on the performance of the bank loan asset class during the reporting period, we expect these rates likely will increase at some point in the future. During the reporting period, the U.S. Federal Reserve maintained an accommodative monetary policy amid concerns of a slowing economic recovery.
     The Fund largely exited its positions in the directory space, a decision that helped the Fund’s performance. Our exposure to broad cyclicals, including chemicals and autos, also helped performance. The decision to reduce our exposure to newspapers, part of our broad strategy to reduce risk within the Fund, hurt performance as many newspaper holdings appreciated during the reporting period.
     The Fund used leverage, which enhanced returns as loan prices increased during the reporting period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. The use of leverage could, however, increase the Fund’s volatility. (Similarly, should short-term rates fall, borrowing costs also would decline.)
     The Fund also used credit derivatives for investment purposes. Credit deriva-
tives provide the opportunity to gain exposure to loans and bonds, often at higher yields than if we invested in the underlying loan or bond directly, albeit with the risk of greater volatility. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. We adhere to the same research-intensive investment process when investing in credit derivatives.
     During the fiscal year, the Fund engaged in foreign currency transactions in order to minimize fluctuations in NAV resulting from holding non-dollar denominated loans. Currency transactions comprised a portion of the Fund’s holdings during the reporting period, as the Fund’s non-U.S. exposure at the close of the reporting period accounted for approximately 28.23% of total net assets. The net effect of currency transactions was positive for the reporting period. The Fund also sold credit default swaps in an effort to gain credit exposure. Using credit default swaps can be more liquid and cost effective than buying individual bonds or loans. Total exposure to credit default swaps was relatively small at the close of the reporting period. The overall impact of these credit transactions was positive for Fund results.
     As always, we thank you for investing in Invesco Van Kampen Dynamic Credit Opportunities Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Baskind
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2010. Mr. Baskind has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. in business administration, with majors in finance and management information systems, from the University at Albany, State University of New York.
Greg Stoeckle
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2010. Mr. Stoeckle has been associated with Invesco or its investment advisory affiliates since 1999. He earned a B.S. in applied mathematics and economics from Ursinus College and an M.B.A. in finance from St. Joseph’s University.
Phillip Yarrow
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. Mr. Yarrow was associated with Van Kampen Asset Management or its investment advisory affiliates in an investment capacity from 2005 until joining Invesco in 2010. He has managed the Fund since 2007. He earned a B.S. in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University.
The Fund also is managed by these individuals at Avenue Europe International Management, L.P., the Fund’s investment subadviser, which is not affiliated with Invesco:
Richard Furst
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2007. Mr. Furst has been associated with the subadviser in an investment management capacity since 2004. He earned a B.S. in economics from the Wharton School of the University of Pennsylvania and an M.B.A. from the Kellogg School of Management of Northwestern University.
Raul Ramirez
Portfolio manager, is manager of Invesco Van Kampen Dynamic Credit Opportunities Fund. He has been responsible for the Fund since 2007. Mr. Ramirez has been associated with the subadviser in an investment management capacity since 2006. Mr. Ramirez earned a B.S. in mechanical engineering with a concentration in industrial engineering from Instituto Tecnólogico y de Estudios Superiores de Monterrey and an M.B.A. from the Wharton School of the University of Pennsylvania.

3       Invesco Van Kampen Dynamic Credit Opportunities Fund

Invesco Van Kampen Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Fund
■	The prices of securities held by the Fund may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The S&P/LSTA Leveraged Loan Index is a weekly total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans.

■	The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE	NYSE Symbol	VTA

4       Invesco Van Kampen Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, ComputershareTrust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Fund is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Fund is trading at a discount – a market price that is lower than NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5       Invesco Van Kampen Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2011

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Variable Rate** Senior Loan Interests–95.7%
Aerospace & Defense–1.9%
ARINC Inc. Second Lien Term Loan	6.000%	10/25/15	$2,268	$2,205,723

Booz Allen Hamilton, Inc. Term Loan B	4.000%	08/03/17	1,273	1,288,751

DynCorp International, LLC Term Loan B	6.250%	07/05/16	1,510	1,527,022

IAP Worldwide Services, Inc. Term Loan(a)	8.250%	12/30/12	2,806	2,807,135

Scitor Corp. Term Loan B	5.750%	02/15/17	1,058	1,067,743

Sequa Corp. Term Loan	3.560%	12/03/14	3,111	3,089,101

SI Organization, Inc. New Term Loan B	4.500%	11/22/16	760	766,681

TASC, Inc. Term Loan A	5.500%	12/18/14	235	236,030

TASC, Inc. Term Loan B	5.750%	12/18/15	517	519,750

Transdigm, Inc. Term Loan B	5.250%	02/14/17	2,022	2,038,614

Wesco Aircraft Hardware Corp. Second Lien Term Loan	6.020%	03/28/14	1,720	1,727,164

Wyle Services Corp. Incremental Term Loan	7.750%	03/25/16	1,408	1,416,829

				18,690,543

Air Transport–0.6%
Delta Air Lines, Inc. First Lien Revolver Loan	2.000%	04/30/12	1,000	984,465

Delta Air Lines, Inc. Revolver Loan	7.375%	03/28/13	2,000	1,940,000

Delta Air Lines, Inc. Secured Term Loan	9.000%	09/27/13	2,764	2,776,872

				5,701,337

Automotive–2.1%
Autotrader.com, Inc. New Term Loan B	4.750%	12/15/16	1,631	1,645,560

Federal-Mogul Corp. Term Loan B	2.198%	12/29/14	9,800	9,494,971

Federal-Mogul Corp. Term Loan C	2.198%	12/28/15	323	313,432

Ford Motor Co. Term Loan B1	3.020%	12/16/13	3,499	3,500,935

Goodyear Tire & Rubber Co. Second Lien Term Loan	1.960%	04/30/14	901	889,836

Key Safety Systems, Inc. Revolver(e)	2.976%	03/08/13	1,878	1,765,601

Pinafore, LLC Term Loan B	4.250%	09/29/16	3,408	3,438,717

				21,049,052

Beverage & Tobacco–1.1%
DSW Holdings, Inc. Term Loan	4.311%	03/02/12	10,000	9,650,000

Green Mountain Coffee Roasters, Inc. Term Loan B	5.500%	12/16/16	985	993,524

				10,643,524

Building & Development–1.7%
Axia Acquisition Corp. Second Lien Term Loan A(a)	9.390%	03/11/16	173	157,441

Axia Acquisition Corp. Second Lien Term Loan B(a)	3.390%	03/12/16	324	272,055

Building Materials Holding Corp. Second Lien Term Loan(a)	8.000%	01/05/15	970	863,349

Capital Automotive, LP Term Loan C	4.750%	12/14/12	3,036	3,160,728

CB Richard Ellis Services, Inc. New Term Loan B	3.514%	11/06/16	150	151,143

Contech Construction Products, Inc. Term Loan	5.250%	01/31/13	649	595,760

CPG International, Inc. Term Loan B	6.000%	02/18/17	855	860,762

Custom Building Products, Inc. Term Loan B	5.750%	03/19/15	710	719,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Building & Development–(continued)

El Ad IDB Las Vegas, LLC Term Loan A2	4.264%	08/09/12	$2,000	$1,050,000

Ginn LA CS Borrower First Lien Term A Credit Linked(b)	7.750%	06/08/11	948	79,372

Ginn LA CS Borrower First Lien Term Loan(b)	6.196%	06/08/11	2,032	170,146

Ginn LA CS Borrower Second Lien Term Loan(b)	10.196%	06/08/12	4,500	22,500

Kyle Acquisition Group, LLC Term Loan B(b)(d)	5.750%	07/20/09	2,382	226,331

Kyle Acquisition Group, LLC Term Loan C(b)	4.000%	07/20/11	2,618	248,669

Lake At Las Vegas Joint Venture, LLC Exit Revolver Credit Agreement(a)(e)	7.780%	12/31/12	237	231,513

NLV Holdings, LLC Second Lien Term Loan(a)(b)(c)	5.250%	05/09/12	1,660	12,531

Realogy Corp. Extended Term Loan	4.562%	10/10/16	6,734	6,436,660

Realogy Corp. Letter of Credit	3.260%	10/10/13	986	948,694

Rhodes Homes New Term Loan(a)	5.303%	03/31/16	400	319,783

Tamarack Resorts, LLC Credit Lined Note A(b)	8.051%	05/19/11	1,008	3,466

Tamarack Resorts, LLC Term Loan(b)(d)	20.250%	07/02/09	209	188,007

Tamarack Resorts, LLC Term Loan B(b)	7.500%	05/19/11	1,489	5,121

WCI Communities, Inc. PIK Term Loan(a)	11.000%	09/02/16	287	279,560

				17,002,778

Business Equipment & Services–6.7%
Affinion Group, Inc. Term Loan B	5.000%	10/10/16	5,113	5,153,888

Asurion Corp. First Lien Term Loan	3.270%	07/03/14	3,447	3,398,132

Asurion Corp. Incremental Term Loan B2	6.750%	03/31/15	7,354	7,466,766

Asurion Corp. Second Lien Term Loan	6.764%	07/03/15	512	511,417

Bright Horizons Family Solutions, Inc. Term Loan B	7.500%	05/28/15	1,157	1,166,388

CCC Information Services, Inc. Term Loan B	5.500%	11/11/15	342	347,055

Dealer Computer Services, Inc. Term Loan B	5.250%	04/21/17	1,882	1,898,499

First Data Corp. Delayed Draw Term Loan	3.012%	09/24/14	1,945	1,828,258

First Data Corp. Term Loan B1	3.012%	09/24/14	14,275	13,520,902

First Data Corp. Term Loan B2	3.012%	09/24/14	9,313	8,822,421

First Data Corp. Term Loan B3	3.012%	09/24/14	2,132	2,019,897

Interactive Data Corp. Term Loan B	4.750%	02/12/18	1,477	1,492,874

Kronos, Inc. Second Lien Term Loan	6.053%	06/11/15	1,451	1,447,451

Mitchell International, Inc. Second Lien Term Loan	5.563%	03/30/15	3,654	3,247,075

NCO Financial Systems Term Loan B	7.500%	05/15/13	4,413	4,387,493

Nielsen Finance, LLC Term Loan A	2.264%	08/09/13	498	499,502

Rovi Solutions Corp. Term Loan B	4.000%	02/07/18	342	344,581

SMG Holdings, Inc. Term Loan B	3.330%	07/27/14	3,851	3,706,522

SunGard Data Systems, Inc. Add on Term Loan	3.763%	02/28/14	413	416,519

SunGard Data Systems, Inc. Term Loan B	3.930%	02/26/16	1,423	1,433,758

Verint Systems, Inc. Term Loan B	5.250%	05/25/14	2,986	2,999,466

Vertafore, Inc. Term Loan	5.250%	07/29/16	209	211,232

				66,320,096

Cable & Satellite Television–2.8%
Atlantic Broadband Finance, LLC Term Loan B	5.000%	11/27/15	734	736,346

Bresnan Broadband Holdings, LLC Term Loan B	4.500%	12/14/17	1,382	1,394,401

Charter Communications Operating, LLC Extended Term Loan	3.560%	09/06/16	13,106	13,148,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Cable & Satellite Television–(continued)

Charter Communications Operating, LLC Third Lien Term Loan	2.762%	09/06/14	$5,000	$4,960,400

Knology, Inc. Term Loan B	4.000%	08/18/17	3,935	3,971,572

Mediacom Illinois, LLC Term Loan F	4.500%	10/23/17	893	898,723

Midcontinent Communications Term Loan B	6.250%	12/31/16	1,784	1,800,766

UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.760%	12/30/16	EUR 304	304,961

				27,215,906

Chemicals & Plastics–4.7%
Armored AutoGroup, Inc. Term Loan	6.000%	11/05/16	1,182	1,191,986

Brenntag Holdings GmbH & Co. Second Lien Term Loan (Germany)	6.453%	07/17/15	5,000	5,078,150

Hexion Specialty Chemicals, Inc. Extended Term Loan C1	4.063%	05/05/15	451	450,770

Hexion Specialty Chemicals, Inc. Extended Term Loan C2	4.063%	05/05/15	94	94,379

Hexion Specialty Chemicals, Inc. Extended Term Loan C4	4.063%	05/05/15	1,408	1,410,083

Hexion Specialty Chemicals, Inc. Extended Term Loan C5	4.063%	05/05/15	4,840	4,839,584

Houghton International, Inc. Term Loan B	6.750%	01/29/16	1,038	1,052,984

Ineos Holdings Limited Term Loan B1 (United Kingdom)	7.501%	12/16/13	EUR 6,904	9,924,884

Ineos Holdings Limited Term Loan C1 (United Kingdom)	8.001%	12/16/14	EUR 7,639	11,033,749

MetoKote Corp. Term Loan	9.000%	11/27/11	3,837	3,836,573

Nusil Technology, LLC New Term Loan B	6.000%	02/18/15	1,272	1,278,284

OMNOVA Solutions, Inc. Term Loan B	5.750%	05/31/17	251	254,764

PQ Corp. Term Loan B	3.540%	07/30/14	1,140	1,125,676

Rockwood Specialties Group, Inc. Term Loan B	3.750%	02/09/18	618	627,400

Styron S.a.r.l, LLC Term Loan B	6.000%	08/02/17	961	972,012

Univar Inc. Term Loan B	5.000%	07/03/17	3,440	3,474,870

				46,646,148

Clothing/Textiles–0.8%
Gold Toe Investment Corp. First Lien Term Loan B	8.500%	10/30/13	1,384	1,377,264

Gold Toe Investment Corp. Second Lien Term Loan	11.750%	04/30/14	2,000	1,843,330

Levi Strauss & Co. Term Loan	2.510%	03/27/14	5,000	4,929,700

				8,150,294

Conglomerates–1.4%
Euramax International, Inc. Cash Pay Term Loan	10.000%	06/29/13	2,532	2,503,620

Euramax International, Inc. PIK Pay Term Loan(a)	14.000%	06/29/13	2,465	2,450,502

Goodman Global Holdings, Inc. First Lien Term Loan	5.750%	10/28/16	4,522	4,567,536

Goodman Global Holdings, Inc. Second Lien Term Loan	9.000%	10/30/17	335	347,451

RGIS Holdings, LLC Delayed Draw Term Loan	2.803%	04/30/14	175	170,996

RGIS Holdings, LLC Term Loan B	2.803%	04/30/14	3,499	3,419,926

				13,460,031

Containers & Glass Products–3.4%
Anchor Glass Container Corp. First Lien Term Loan	6.000%	03/02/16	3,418	3,449,098

Anchor Glass Container Corp. Second Lien Term Loan	10.000%	09/02/16	1,350	1,383,750

Berlin Packaging, LLC Second Lien Term Loan	6.800%	08/17/15	3,000	2,568,750

Berlin Packaging, LLC Term Loan	3.290%	08/17/14	5,807	5,640,461

Berry Plastics Group, Inc. Term Loan C	2.310%	04/03/15	2,656	2,582,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Containers & Glass Products–(continued)

BWAY Corp. Term Loan B	4.500%	02/23/18	$315	$317,875

BWAY Corp. Term Loan C	4.500%	02/23/18	28	28,222

Graham Packaging Co., L.P. Term Loan C	6.750%	04/05/14	4,796	4,830,762

Graham Packaging Co., L.P. Term Loan D	6.000%	09/23/16	1,526	1,543,498

Pelican Products, Inc. Term Loan B	5.750%	11/30/16	1,036	1,045,475

Reynolds Group Holdings, Inc. Term Loan E	4.250%	02/09/18	4,750	4,789,315

Smurfit-Stone Container Corp. Exit Term Loan B	6.750%	07/15/16	5,156	5,191,794

				33,371,019

Cosmetics/Toiletries–0.9%
Huish Detergents, Inc. Term Loan B	2.010%	04/26/14	920	910,590

KIK Custom Products, Inc. Canadian Term Loan	2.560%	06/02/14	197	175,553

KIK Custom Products, Inc. First Lien Term Loan	2.560%	06/02/14	1,148	1,024,058

KIK Custom Products, Inc. Second Lien Term Loan	5.303%	11/30/14	7,000	4,818,345

Marietta Intermediate Holding Corp. Term Loan B(a)	8.000%	02/19/15	1,194	1,086,178

Prestige Brands, Inc. Term Loan B	4.750%	03/24/16	1,197	1,206,814

				9,221,538

Drugs–0.8%
Grifols, Inc. Term Loan B	6.000%	11/23/16	3,711	3,761,596

Nyco Holdings 2 Aps Term Loan B2 (Denmark)	4.262%	12/29/14	750	738,414

Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.762%	12/29/15	750	742,567

Nyco Holdings 3 Aps Facility A1 (Denmark)	3.512%	12/29/13	89	87,339

Nyco Holdings 3 Aps Facility A2 (Denmark)	3.512%	12/29/13	460	450,736

Nyco Holdings 3 Aps Facility A3 (Denmark)	3.512%	12/29/13	14	14,064

Nyco Holdings 3 Aps Facility A4 (Denmark)	3.512%	12/29/13	9	8,959

Nyco Holdings 3 Aps Facility A5 (Denmark)	3.512%	12/29/13	65	63,347

Warner Chilcott Co., LLC Term Loan B3	6.500%	02/22/16	1,780	1,798,940

				7,665,962

Ecological Services & Equipment–1.5%
Servicemaster Co. Delayed Draw Term Loan	2.770%	07/24/14	535	529,344

Servicemaster Co. Letter of Credit	2.778%	07/24/14	2,302	2,276,043

Servicemaster Co. Term Loan	2.770%	07/24/14	6,465	6,392,763

Synagro Technologies, Inc. Second Lien Term Loan	5.020%	10/02/14	6,850	6,302,000

				15,500,150

Electronics/Electrical–4.8%
Bentley Systems, Inc. Term Loan B	5.750%	12/29/16	678	684,689

CDW Corp. Extended Term Loan B	5.264%	07/10/17	2,080	2,084,122

CommScope, Inc. Term Loan B	5.000%	01/14/18	1,380	1,400,304

Datatel, Inc. Extended First Lien Term Loan	5.000%	02/18/17	680	684,836

Datatel, Inc. Extended Second Lien Term Loan	8.750%	02/02/18	3,268	3,319,855

Freescale Semiconductor, Inc. Extended Term Loan B	4.510%	12/01/16	6,476	6,484,512

Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	6.020%	07/28/15	2,010	1,989,595

Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	6.020%	07/28/15	3,852	3,813,389

Microsemi Corp. Term Loan B	5.000%	11/02/17	691	694,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Electronics/Electrical–(continued)

NDS Finance Ltd. Term Loan B2 (United Kingdom)	5.061%	10/14/15	EUR 9,688	$13,358,315

Open Solutions, Inc. Term Loan B	2.425%	01/23/14	$5,744	5,248,691

Savvis Communications Corp. Term Loan	6.750%	08/04/16	617	623,567

Sensata Technologies BV Term Loan B	3.057%	04/26/13	EUR 3,110	4,258,159

Spectrum Brands, Inc. Term Loan B (Netherlands)	5.010%	06/17/16	2,379	2,407,373

				47,052,372

Farming/Agriculture–0.2%
WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500%	02/11/16	987	997,385

WM. Bolthouse Farms, Inc. New Second Lien Term Loan	7.500%	08/11/16	1,091	1,106,133

				2,103,518

Financial Intermediaries–2.6%
Fidelity National Information Solutions, Inc. Term Loan B	5.250%	07/18/16	3,637	3,676,578

Fifth Third Processing Solutions, LLC Second Lien Term Loan	8.250%	11/01/17	709	725,811

Fifth Third Processing Solutions, LLC Term Loan B	5.500%	11/03/16	1,036	1,046,231

Nuveen Investments, Inc. Extended Term Loan	5.800%	05/12/17	4,743	4,748,717

Nuveen Investments, Inc. Term Loan	3.300%	11/13/14	3,787	3,666,267

Oxford Acquisition III, Ltd. Term Loan (United Kingdom)	2.053%	05/12/14	GBP 3,162	3,139,816

RJO Holdings Corp. FCM Term Loan	6.270%	12/10/15	74	67,021

RJO Holdings Corp. Term Loan B	6.270%	12/10/15	3,472	2,546,043

Trans Union, LLC Term Loan B	4.750%	02/12/18	1,783	1,807,261

Transfirst Holdings, Inc. Second Lien Term Loan(a)	6.310%	06/15/15	1,532	1,453,015

Transfirst Holdings, Inc. Term Loan B	3.060%	06/15/14	2,895	2,825,042

				25,701,802

Food Products–7.2%
Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250%	06/18/18	527	537,720

Advantage Sales & Marketing, Inc. Term Loan B	5.250%	12/18/17	1,574	1,586,950

Brake Brothers PLC Term Loan B (United Kingdom)	3.354%	09/14/15	GBP 1,500	2,231,203

Brake Brothers PLC Term Loan C (United Kingdom)	3.854%	10/12/16	GBP 1,500	2,243,395

Coleman Natural Foods, LLC First Lien Term Loan	6.761%	08/22/12	4,203	4,150,322

Dole Food Co., Inc. Term Loan B	5.060%	03/02/17	981	991,954

Dole Food Co., Inc. Term Loan C	5.040%	03/02/17	2,438	2,463,766

Earthbound Holdings III, LLC Term Loan B	6.750%	12/21/16	394	399,544

Farley’s & Sathers Candy Co., Inc. Second Lien Term Loan	11.250%	01/02/12	12,000	11,940,000

Foodvest Ltd. Term Loan C2 (United Kingdom)	5.258%	10/02/16	EUR 1,276	1,751,325

Liberator Midco Ltd. Term Loan D (United Kingdom)	5.612%	04/30/16	EUR 20,000	28,049,965

Michael Foods Group, Inc. Term Loan B	4.250%	02/23/18	1,569	1,374,860

Panrico, Inc. Term Loan (Spain)	5.579%	09/08/15	EUR 2,257	2,351,365

Panrico, Inc. Term Loan (Spain)	8.631%	09/08/16	EUR 736	439,869

Pierre Foods, Inc. First Lien Term Loan	7.000%	09/30/16	4,249	4,290,101

Pierre Foods, Inc. Second Lien Term Loan	11.250%	09/29/17	900	924,613

Pinnacle Foods Finance, LLC Term Loan D	6.000%	04/02/14	4,169	4,212,634

Windsor Quality Food Co., Ltd. Term Loan B	5.000%	02/16/17	769	774,460

				70,714,046

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Food Service–1.3%
Burger King Corp. Term Loan B	4.500%	10/19/16	$3,560	$3,585,892

Center Cut Hospitality, Inc. Term Loan	9.250%	07/06/14	997	987,882

Darling International Inc. Term Loan	5.141%	12/16/16	334	338,893

DineEquity, Inc. Term Loan B	4.250%	10/19/17	1,044	1,053,301

Dunkin’ Brands, Inc. Term Loan B	4.250%	11/23/17	3,859	3,889,384

OSI Restaurant Partners, LLC Revolving Credit Agreement	2.560%	06/14/13	1,419	1,398,253

OSI Restaurant Partners, LLC Term Loan B	2.625%	06/14/14	1,301	1,282,568

				12,536,173

Food/Drug Retailers–3.9%
Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	4.829%	07/05/16	GBP 4,000	6,259,333

Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	5.161%	07/05/16	EUR 1,390	1,857,994

Alliance Boots Holdings, Ltd. Term Loan B1 (United Kingdom)	3.579%	07/05/15	GBP 8,000	12,571,468

General Nutrition Centers, Inc. Term Loan B	3.300%	09/16/13	6,499	6,501,902

NBTY, Inc. Term Loan B	6.250%	10/02/17	651	658,775

Rite Aid Corp. Term Loan 3	6.000%	06/04/14	6,405	6,411,123

Rite Aid Corp. Term Loan B	2.020%	06/04/14	2,070	2,003,909

Roundy’s Supermarkets, Inc. Extended Term Loan	7.000%	11/03/13	1,750	1,764,000

Supervalu Inc. Extended Term Loan B2	3.512%	10/05/15	625	626,694

				38,655,198

Forest Products–0.7%
Ainsworth Lumber Co., Ltd. Term Loan	5.313%	06/26/14	3,200	3,206,496

Cenveo Corp. Term Loan B	6.250%	12/21/16	2,556	2,584,154

Verso Paper Holding, LLC Term Loan(a)	6.670%	02/01/13	442	404,842

White Birch Paper Co. DIP Delayed Draw Term Loan (Canada)(e)	6.720%	09/30/11	96	95,203

White Birch Paper Co. DIP Term Loan B (Canada)	12.000%	09/30/11	584	582,162

				6,872,857

Health Care–3.0%
Carestream Health, Inc. Term Loan B	5.000%	02/25/17	4,882	4,851,604

Community Health Systems, Inc. Delayed Draw Term Loan	2.560%	07/25/14	10	10,409

Community Health Systems, Inc. Extended Term Loan B	3.810%	01/25/17	1,529	1,535,879

Community Health Systems, Inc. Term Loan	2.560%	07/25/14	187	185,598

Gentiva Health Services, Inc. Term Loan B	6.750%	08/15/16	1,815	1,848,259

Harlan Laboratories, Inc. Term Loan B	3.790%	07/11/14	362	337,844

Rehabcare Group, Inc. Term Loan B	6.000%	11/24/15	1,428	1,432,539

Rural/Metro Operating Co., LLC Term Loan B	6.000%	11/24/16	691	699,287

Skilled Healthcare Group, Inc. Term Loan B	5.250%	04/08/16	1,435	1,440,142

Sun Healthcare Group, Inc. Term Loan B	7.500%	10/15/16	1,367	1,380,616

Surgical Care Affiliates, LLC Term Loan	2.303%	12/29/14	5,812	5,705,345

United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.270%	04/21/14	618	612,351

United Surgical Partners, International, Inc. Term Loan B	2.290%	04/19/14	3,269	3,240,788

Universal Health Services, Inc. Term Loan B	5.500%	11/15/16	5,803	5,872,834

				29,153,495

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Home Furnishings–1.6%
Hunter Fan Co. Second Lien Term Loan	7.020%	10/16/14	$6,789	$5,906,842

Hunter Fan Co. Term Loan	2.770%	04/16/14	1,588	1,522,570

Mattress Holdings Corp. Term Loan B	2.560%	01/18/14	4,818	4,565,253

National Bedding Co., LLC Second Lien Term Loan	5.313%	02/28/14	3,458	3,425,267

				15,419,932

Industrial Equipment–0.4%
Electrical Components International, Inc. Synthetic Revolving Credit Agreement	6.750%	02/04/16	33	33,119

Electrical Components International, Inc. Term Loan B	6.750%	02/03/17	527	529,906

Manitowoc Co., Inc. Term Loan B	8.000%	11/06/14	514	520,272

Mold-Masters Luxembourg Holdings, SA Mold Masters Term Loan	3.813%	10/11/14	3,717	3,438,649

				4,521,946

Insurance–1.6%
Alliant Holdings I, Inc. Term Loan B	3.303%	08/21/14	2,759	2,755,056

Alliant Holdings I, Inc. Term Loan D	6.750%	08/21/14	1,051	1,066,760

AmWins Group, Inc. First Lien Term Loan	2.820%	06/08/13	5,860	5,835,509

Applied Systems, Inc First Lien Term Loan	5.500%	12/08/16	80	81,165

Applied Systems, Inc Second Lien Term Loan	9.250%	06/07/17	40	40,720

C.G. JCF Corp. Term Loan	3.270%	08/01/14	633	627,017

CNO Financial Group, Inc. Term Loan B	7.500%	09/30/16	39	0

HMSC Corp. Second Lien Term Loan	5.762%	10/03/14	1,750	1,474,375

Sedgwick CMS Holdings, Inc. First Lien Term Loan	5.500%	05/27/16	247	247,348

Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000%	05/26/17	1,600	1,620,000

USI Holdings Corp. Incremental Term Loan	7.000%	05/05/14	1,975	2,009,563

				15,757,513

Leisure Goods/Activities/Movies–1.9%
24 Hour Fitness Worldwide, Inc. Term Loan	6.750%	04/22/16	660	655,850

Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.960%	06/30/14	1,800	1,766,943

Alpha Topco, Ltd. Term Loan B1 (United Kingdom)	2.707%	12/31/13	3,529	3,479,742

Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.707%	12/31/13	2,384	2,350,467

Cedar Fair, L.P. Term Loan B	4.000%	12/15/17	1,279	1,288,252

Hicks Sporting Group, LLC(e)	10.298%	06/30/11	66	66,838

Fender Musical Instruments Corp. Delayed Draw Term Loan	2.520%	06/09/14	1,030	994,282

Fender Musical Instruments Corp. Term Loan B	2.520%	06/09/14	2,040	1,968,147

Regal Cinemas, Inc. Term Loan B	3.553%	08/23/17	807	811,448

Sabre Holdings Corp. Term Loan B	2.280%	09/30/14	4,142	3,892,354

Six Flags Theme Parks, Inc. Add on Term Loan B	5.500%	06/30/16	1,031	1,046,029

Travelport, LLC Extended Term Loan B	4.963%	08/21/15	567	552,581

Travelport, LLC Term Loan S	4.803%	08/21/15	74	72,316

Universal City Development Partners, Ltd. New Term Loan B	5.500%	11/06/14	55	55,742

				19,000,991

Lodging & Casinos–8.5%
BLB Worldwide Holdings, Inc. Term Loan	8.500%	11/05/15	3,888	3,925,663

Boyd Gaming Corp. Revolving Credit Agreement	1.625%	05/24/12	4,000	3,885,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Lodging & Casinos–(continued)

Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.513%	05/20/13	$1,715	$1,698,007

Cannery Casino Resorts, LLC Second Lien Term Loan	4.513%	05/16/14	2,500	2,275,000

Cannery Casino Resorts, LLC Term Loan B	4.513%	05/17/13	2,074	2,053,354

CCM Merger Corp. Term Loan B	8.500%	07/13/12	4,327	4,338,309

Chester Downs and Marina, LLC Incremental Term Loan	12.375%	07/29/16	192	198,093

Chester Downs and Marina, LLC Term Loan	12.375%	07/29/16	110	113,712

Travelodge Hotels Tranche B Term Loan (United Kingdom)	4.264%	09/05/14	GBP 4,690	7,044,313

Travelodge Hotels Tranche C Term Loan (United Kingdom)	4.764%	09/04/15	GBP 4,690	7,082,434

Golden Nugget, Inc. New Delayed Draw Term Loan(a)	3.270%	06/30/14	361	314,072

Golden Nugget, Inc. Term Loan B(a)	3.270%	06/30/14	633	551,738

Harrah’s Operating Co., Inc. Incremental Term Loan B4	9.500%	10/31/16	495	525,559

Harrah’s Operating Co., Inc. Term Loan B1	3.303%	01/28/15	8,317	7,728,726

Harrah’s Operating Co., Inc. Term Loan B2	3.303%	01/28/15	13,424	12,474,839

Isle of Capri Casinos, Inc. New Delayed Draw Term Loan A	5.000%	11/25/13	1,188	1,187,937

Isle of Capri Casinos, Inc. New Delayed Draw Term Loan B	5.000%	11/25/13	1,081	1,080,927

Isle of Capri Casinos, Inc. New Term Loan B	5.000%	11/25/13	2,703	2,702,318

Las Vegas Sands, LLC/Venetian Casino Extended Delayed Draw Term Loan 2	3.040%	11/23/15	161	160,447

Las Vegas Sands, LLC/Venetian Casino Extended Term Loan B	3.040%	11/23/16	1	0

Magnolia Hill, LLC Delayed Draw Term Loan	3.510%	10/30/13	910	819,125

Magnolia Hill, LLC Mezzanine Loan	14.000%	04/30/14	4,650	4,556,861

Magnolia Hill, LLC Term Loan	3.510%	10/30/13	3,160	2,843,665

Regency Entertainment SA Term Loan B (Greece)	3.852%	03/03/14	EUR 9,547	5,285,994

Regency Entertainment SA Term Loan C (Greece)	4.227%	03/02/15	EUR 9,547	5,351,863

Venetian Macau, Ltd. Delayed Draw Term Loan B	4.790%	05/25/12	1,084	1,087,160

Venetian Macau, Ltd. New Project Term Loan	4.790%	05/27/13	1,461	1,465,804

Venetian Macau, Ltd. Term Loan B	4.790%	05/27/13	2,712	2,720,416

				83,472,036

Nonferrous Metals/Minerals–0.4%
Novelis, Inc. New Term Loan B	5.250%	12/19/16	3,455	3,505,694

Oil & Gas–1.3%
Big West Oil, LLC New Term Loan	7.000%	03/31/16	692	702,538

CCS, Inc. Term Loan B	3.300%	11/14/14	3,055	2,937,433

Citgo Petroleum Corp. Term Loan B	8.000%	06/24/15	1,875	1,964,477

Obsidian Natural Gas Trust Term Loan	7.000%	11/02/15	1,532	1,577,480

RAM Energy, Inc. Term Loan B(a)	12.750%	11/29/12	1,174	1,177,034

Western Refining, Inc. Term Loan B	10.750%	05/30/14	2,274	2,336,791

Willbros United States Holdings, Inc. Term Loan B	9.500%	06/30/14	2,528	2,565,894

				13,261,647

Oil & Gas Drilling–0.8%
Abbot Group Limited Term Loan A (United Kingdom)	3.756%	03/16/15	191	180,259

Abbot Group Limited Term Loan B1 (United Kingdom)	4.506%	03/15/16	170	163,882

Abbot Group Limited Term Loan B2 (United Kingdom)	4.506%	03/19/16	3,535	3,395,081

Abbot Group Limited Term Loan C1 (United Kingdom)	4.756%	03/15/17	66	63,966

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Oil & Gas Drilling–(continued)

Abbot Group Limited Term Loan C2 (United Kingdom)	4.756%	03/19/17	$2,850	$2,752,134

Abbot Group Limited Term Loan C3 (United Kingdom)	4.756%	03/19/17	988	954,068

				7,509,390

Publishing–4.1%
Affiliated Media, Inc. New Term Loan	8.500%	03/19/14	1,221	1,227,744

Cengage Learning Holdings II, LP Term Loan	2.550%	07/03/14	13,624	13,105,520

Gatehouse Media, Inc. Delayed Draw Term Loan	2.270%	08/28/14	311	135,389

Gatehouse Media, Inc. Term Loan B	2.270%	08/28/14	833	363,010

Getty Images, Inc. New Term Loan	5.250%	11/07/16	2,331	2,364,713

Harland Clarke Holdings Corp. Term Loan B	2.790%	06/30/14	2,439	2,333,109

Knowledgepoint360 Group, LLC First Lien Term Loan	3.570%	04/14/14	935	747,770

Knowledgepoint360 Group, LLC Second Lien Term Loan	7.314%	04/13/15	2,000	1,220,000

Merrill Communications, LLC Second Lien Term Loan(a)	13.758%	11/15/13	5,046	5,060,335

Newsday, LLC Term Loan	6.553%	08/01/13	2,333	2,387,770

Primedia, Inc. Term Loan B	2.300%	08/01/14	1,431	1,350,797

Tribune Co. Term Loan B(b)(c)	5.250%	06/04/14	10,146	7,270,460

Yell Group PLC New Term Loan B1 (United Kingdom)	4.012%	07/31/14	EUR 5,556	2,619,260

				40,185,877

Radio & Television–5.5%
Citadel Broadcasting Corp. New Term Loan B	4.250%	12/30/16	752	759,014

Clear Channel Communications, Inc. Term Loan B	3.912%	01/28/16	10,307	9,449,016

CMP KC, LLC Term Loan(b)	6.250%	05/03/11	1,887	282,996

CMP Susquehanna Corp. Term Loan	2.313%	05/05/13	3,428	3,384,453

Cumulus Media, Inc. Term Loan B	4.012%	06/11/14	815	806,590

FoxCo Acquisition Sub, LLC Term Loan	7.500%	07/14/15	2,591	2,602,655

High Plains Broadcasting Operating Co., LLC Term Loan	9.000%	09/14/16	631	635,346

Intelsat Jackson Holdings S.A. New Term Loan	5.250%	04/02/18	5,983	6,039,752

Multicultural Radio Broadcasting, Inc. Term Loan	3.010%	12/18/12	1,490	1,367,262

Newport Television, LLC Term Loan B	9.000%	09/14/16	2,307	2,322,968

TWCC Holding Corp. New Term Loan B	4.250%	02/13/17	1,502	1,517,632

Tyrol Acquisitions Term Loan B (France)	2.862%	01/30/15	EUR 1,500	1,939,188

Tyrol Acquisitions Term Loan C (France)	3.112%	01/29/16	EUR 1,500	1,949,538

Univision Communications, Inc. Extended Term Loan	4.512%	03/31/17	21,234	20,699,515

Univision Communications, Inc. Initial Term Loan	2.512%	09/29/14	64	61,884

				53,817,809

Retailers (except food & drug)–1.9%
Amscan Holdings, Inc. Term Loan B	6.750%	12/04/17	3,323	3,367,934

Educate, Inc. Second Lien Term Loan	8.500%	06/16/14	495	482,803

FTD Group, Inc. Term Loan B	6.750%	08/26/14	1,403	1,411,269

Guitar Center, Inc. Term Loan B	3.770%	10/09/14	4,027	3,990,275

Gymboree Corp. New Term Loan	5.000%	02/23/18	926	928,028

Michaels Stores, Inc. Term Loan B2	4.830%	07/31/16	790	797,809

Neiman Marcus Group, Inc. Extended Term Loan B2	4.303%	04/06/16	3,736	3,762,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Retailers (except food & drug)–(continued)

Petco Animal Supplies, Inc. New Term Loan	4.500%	11/24/17	$2,793	$2,810,124

Savers, Inc. Term Loan B	5.750%	03/11/16	946	956,366

				18,506,975

Surface Transport–0.3%
Kenan Advantage Group, Inc. New Term Loan	5.500%	06/10/16	1,740	1,763,979

Swift Transportation Co., Inc. Term Loan B	6.000%	12/21/16	1,641	1,654,824

				3,418,803

Telecommunications–7.0%
Avaya, Inc. Extended Term Loan B3	4.811%	10/26/17	3,132	3,074,272

Avaya, Inc. Term Loan	3.061%	10/24/14	2,253	2,191,247

Bultel Cable Bulgaria EAD Term Loan A (Bulgaria)	5.862%	10/27/15	EUR 3,120	3,874,899

Bultel Cable Bulgaria EAD Term Loan B (Bulgaria)	6.862%	10/27/16	EUR 3,250	4,036,353

Completel Term Loan B (France)	4.612%	08/29/15	EUR 10,000	13,109,524

Fairpoint Communications, Inc. New Term Loan B	6.500%	01/22/16	7,817	7,720,509

Fibernet Term Loan B (Bulgaria)	3.155%	12/20/14	EUR 1,926	1,514,935

Fibernet Term Loan C (Bulgaria)	3.655%	12/20/15	EUR 1,926	1,514,935

Global Tel*Link Corp. Incremental Term Loan	7.250%	11/10/16	2,068	2,079,270

Hawaiian Telcom Communications, Inc. Exit Term Loan(c)	9.000%	11/01/15	2,397	2,457,090

Level 3 Communications, Inc. Add on Term Loan	11.500%	03/13/14	167	179,376

Level 3 Communications, Inc. Term Loan A	2.553%	03/13/14	5,625	5,490,703

NTELOS, Inc. Term Loan B	6.000%	08/07/15	2,070	2,073,402

Primacom Term Loan B (Germany)	5.010%	12/05/13	EUR 3,935	4,452,338

Primacom Term Loan C (Germany)	5.510%	12/05/14	EUR 3,935	4,452,338

Primacom Term Loan C2 (Germany)	5.510%	11/22/16	EUR 4,019	4,547,453

Syniverse Holdings, Inc. Term Loan B	5.250%	12/21/17	2,070	2,098,904

TowerCo Finance, LLC Term Loan B	5.250%	02/02/17	684	690,873

West Corp. Term Loan B4	4.590%	07/15/16	3,000	3,024,360

				68,582,781

Utilities–6.3%
Bicent Power, LLC Second Lien Term Loan	4.310%	12/31/14	5,000	812,500

BRSP, LLC Term Loan B	7.500%	06/04/14	4,309	4,362,698

EquiPower Resources Holdings, LLC Term Loan B	5.750%	01/26/18	481	485,540

FirstLight Power Resources, Inc. Second Lien Term Loan	4.813%	05/01/14	2,900	2,784,000

FirstLight Power Resources, Inc. Synthetic Letter of Credit	2.813%	11/01/13	100	99,460

FirstLight Power Resources, Inc. Term Loan B	2.813%	11/01/13	606	604,400

Great Point Power, Inc. Delayed Draw Term Loan	5.500%	03/10/17	1,406	1,413,426

Mach Gen, LLC Letter of Credit	2.303%	02/22/13	187	174,611

New Development Holdings, LLC Term Loan	7.000%	07/03/17	6,928	7,015,921

NRG Energy, Inc. Extended Letter of Credit	3.553%	08/31/15	2,182	2,200,971

Primary Energy Operations, LLC New Term Loan	6.500%	10/23/14	3,398	3,377,151

Texas Competitive Electric Holdings Co., LLC Delayed Draw Term Loan	3.770%	10/10/14	22,553	18,936,098

Texas Competitive Electric Holdings Co., LLC Term Loan B2	3.787%	10/10/14	625	527,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Utilities–(continued)

Texas Competitive Electric Holdings Co., LLC Term Loan B3	3.770%	10/10/14	$16,337	$13,757,874

TPF Generation Holdings, LLC Second Lien Term Loan C	4.553%	12/15/14	6,000	5,794,980

				62,346,811

Total Variable Rate** Senior Loan Interests–95.7%				942,736,044

Notes–26.9%
Air Transport–0.1%
Continental Airlines, Inc.	6.750%	09/15/15	650	672,750

Auto Parts & Equipment–0.1%
Dana Holding Corp.	6.750%	02/15/11	1,145	1,169,331

Building & Development–0.0%
Realogy Corp.	7.875%	02/15/19	336	338,520

Cable & Satellite Television–3.1%
CCO Holdings, LLC	7.000%	01/15/19	4,237	4,311,583

Central Euro Media Enterprises Ltd. (Czech Republic)(f)	9.000%	11/01/17	EUR 5,000	7,451,729

UPC Germany GmbH (Germany)(f)	9.625%	12/01/19	EUR 5,000	7,857,090

TVN SA (Poland)(f)	7.875%	11/15/18	EUR 4,000	5,768,191

Virgin Media Finance PLC (United Kingdom)	9.500%	08/15/16	4,250	4,924,687

				30,313,280

Chemicals & Plastics–0.5%
Lyondell Chemical Co.	11.000%	05/01/18	3,149	3,613,919

Wellman, Inc.(a)	5.000%	01/29/19	2,043	1,389,216

				5,003,135

Containers & Glass Products–4.6%
Ardagh Glass Finance (Ireland)(f)	7.125%	06/15/17	EUR 11,200	15,107,691

Ardagh Glass Finance (Ireland)(f)	8.750%	02/01/20	EUR 6,000	8,672,985

Berry Plastics Group, Inc.(h)	5.053%	02/15/15	2,800	2,800,000

Pregis Corp.	5.998%	04/15/13	EUR 13,350	17,961,773

Reynolds Group Issuer, Inc.	6.875%	02/15/21	1,043	1,056,037

				45,598,486

Electronics/Electrical–0.6%
NXP B.V.	9.750%	08/01/18	5,000	5,750,000

Financial Intermediaries–3.1%
Lloyds Banking Group PLC	7.875%	11/01/20	800	776,000

Royal Bank of Scotland PLC	7.648%	08/29/49	15,000	13,800,000

Seadrill, Ltd.	6.500%	10/05/15	15,000	14,847,300

UniCredit SpA	9.375%	07/29/49	EUR 800	1,098,440

				30,521,740

Forest Products–0.1%
Builders FirstSource, Inc.(h)	13.000%	02/15/16	1,441	1,217,449

Health Care–0.7%
Apria Healthcare Group, Inc.	11.250%	11/01/14	6,167	6,767,917

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
		Stated	Amount
Borrower	Coupon	Maturity*	(000)	Value

Home Furnishings–0.2%
Targus Group International Inc.(a)(i)	10.000%	12/15/15	$1,538	$1,538,235

Lodging & Casinos–5.5%
Punch Taverns PLC (United Kingdom)	4.767%	06/30/33	GBP 1,679	2,321,733

Punch Taverns PLC (United Kingdom)	5.943%	12/30/24	GBP 2,942	4,101,800

Punch Taverns PLC (United Kingdom)	6.820%	07/15/20	GBP 2,071	3,345,100

Punch Taverns PLC (United Kingdom)(f)	7.369%	06/30/22	GBP 3,900	5,864,528

Spirit Issuer PLC (United Kingdom)	5.472%	12/28/28	GBP 14,535	19,634,002

Unique Pub (United Kingdom)	5.659%	06/30/27	GBP 12,519	16,120,849

Unique Pub (United Kingdom)	6.542%	03/30/21	GBP 2,000	2,892,732

				54,280,744

Multi-Line Insurance–0.7%
American International Group	4.875%	03/15/67	EUR 5,750	6,784,179

Oil & Gas–0.3%
Offshore Group Investment Ltd(f)	11.500%	08/01/15	2,360	2,655,000

Other Diversified Financial Services–0.9%
American General Finance Corp	3.250%	01/16/13	EUR 7,000	8,844,558

Rail Industries–1.4%
Channel Link (United Kingdom)	2.297%	06/20/12	GBP 5,000	7,396,702

Channel Link (United Kingdom)	2.504%	06/30/12	EUR 5,000	6,278,772

				13,675,474

Surface Transport–2.1%
CB Bus AB (Sweden)	9.125%	08/01/12	EUR 14,594	20,188,783

Telecommunications–1.6%
Versatel AG (Germany)(f)	3.776%	06/15/14	EUR 8,000	10,598,015

Wind Acquisition Fin SA (Luxembourg)(f)	7.250%	02/15/18	5,000	5,225,000

				15,823,015

Utilities–1.3%
Calpine Corp.	7.500%	02/15/21	1,089	1,119,409

Calpine Corp.	7.875%	01/15/23	10,923	11,278,149

				12,397,558

Total Notes–26.9%				263,540,154

Structured Product–0.2%
Cent CDO Ltd.	2.552%	03/11/21	2,750	2,272,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Common Stocks–2.5%
Building & Development–0.3%
Axia Acquisition Corp.(f)	101	$251,400

Contech Construction Products, Inc.(g)	308,203	0

Building Materials Holding Corp.(f)	512,204	512,204

Lake At Las Vegas Joint Venture, LLC, Class A(g)	2,339	947,873

Lake At Las Vegas Joint Venture, LLC, Class B(g)	28	11,260

Newhall Holding Co., LLC(g)	235,259	352,889

Rhodes Homes	750,544	187,636

WCI Communities, Inc.(g)	1,830	164,700

		2,427,962

Chemicals & Plastics–0.6%
Lyondell Chemical Co.(g)	162,147	6,174,558

Wellman, Inc.(g)	1,892	0

		6,174,558

Conglomerates–0.1%
Euramax International, Inc.(g)(f)	1,870	495,497

Cosmetics/Toiletries–0.1%
Marietta Holding Corp. (Acquired 04/22/10, Cost $2,591,511)	1,641,483	1,346,016

Financial Intermediaries–0.0%
RJO Holdings Corp. (Acquired 01/14/11, Cost $0)(g)	6,619	0

Food Products–0.0%
Panrico(g)	614,269	0

Home Furnishings–0.0%
Targus Group International, Inc. (Acquired 12/16/09, Cost $0)(i)(g)	62,413	179,125

Leisure Goods/Activities/Movies–1.0%
MB2, LP. (Canada)(f)	600,814	385,255

Metro-Goldwyn-Mayer, Inc.(g)	400,602	9,656,511

		10,041,766

Lodging & Casinos–0.0%
BLB Worldwide Holdings, Inc., Class A(g)	41,966	419,660

BLB Worldwide Holdings, Inc., Class B(g)	5,500	38,500

		458,160

Oil & Gas–0.1%
Vitruvian Exploration, LLC(g)	76,400	792,650

Publishing–0.3%
Affiliated Media, Inc.(g)	87,369	2,315,273

Endurance Business Media, Inc. Class A(g)	4,753	47,531

SuperMedia, Inc.(g)	7,080	59,614

		2,422,418

Total Common Stocks–2.5%		24,338,152

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Warrants–0.0%
Building & Development–0.0%
Lake at Las Vegas Joint Venture, LLC, Class C, expiring 7/15/15(g)	117	$0

Lake at Las Vegas Joint Venture, LLC, Class D, expiring 7/15/15(g)	161	0

Lake at Las Vegas Joint Venture, LLC, Class E, expiring 7/15/15(g)	179	0

Lake at Las Vegas Joint Venture, LLC, Class F, expiring 7/15/15(g)	202	0

Lake at Las Vegas Joint Venture, LLC, Class G, expiring 7/15/15(g)	229	0

		0

Cosmetics/Toiletries–0.0%
Marietta Holding Corp., expiring 02/19/20 (Acquired 04/22/10, Cost $0)(g)	413,194	0

Radio & Television–0.0%
Cumulus Media, Inc., expiring 06/29/19 (Acquired 01/14/10, Cost $0)(g)	1,568	5,817

Total Warrants–0.0%		5,817

Preferred Stock–0.0%
Financial Intermediaries–0.0%
RJO Holdings Corp. (Acquired 01/14/11, Cost $0)(g)	649	0

Total Preferred Stock–0.6%		0

Total Long-Term Investments–125.3% (Cost $1,318,582,706)		$1,232,892,355

Time Deposit–3.1%
State Street Bank & Trust Co. ($30,518,739 par, 0.01% coupon, dated 02/28/11, to be sold on 03/01/11 at $30,518,764)
(Cost $30,518,739)		30,518,739

TOTAL INVESTMENTS–128.4% (Cost $1,349,101,445)		1,263,411,094

FOREIGN CURRENCY–0.6% (Cost $5,673,890)		5,733,309

BORROWINGS–(28.6%)		(281,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS–(0.4%)		(4,326,241)

NET ASSETS–100.0%		$983,818,162

Investment Abbreviations:

Principal amounts are denominated in US currency unless otherwise noted.

GBP	– Great Britain Pound
EUR	– Euro

Notes to Schedule of Investments

Percentages are calculated as a percentage of net assets.

(a)	All or portion of this security is payment-in-kind.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2011 was $8,509,598, which represented 0.86% of the Fund’s Net Assets.
(c)	This borrower has filed for protection in federal bankruptcy court.
(d)	The borrower is in the process of restructuring or amending the terms of this loan.
(e)	All or a portion of this holding is designated in connection with unfunded loan commitments. See Note 8.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2011 was $70,844,585, which represented 7.20% of the Fund’s Net Assets.
(g)	Non-income producing security acquired through the restructuring of senior loans.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2011.
(i)	Affiliated Company.
*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen Dynamic Credit Opportunities Fund

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon notes reflect the weighted average rate of the outstanding contracts for each loan as of February 28, 2011.

Swap agreements outstanding as of February 28, 2011:

Credit Default Swaps
			Pay/						Credit
			Receive		Implied	Notional	Upfront		Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Payments		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread(a)	(000)	Received	Value	Entity(b)

Bank of America N.A.	Lighthouse International	Sell	3.350%	09/20/12	38.600%	$6,900	$0	$(2,696,618)	B-

Bank of America N.A.	Lighthouse International	Sell	3.650	12/20/12	39.620	6,900	0	(2,989,279)	B-

Goldman Sachs International	Calpine Corporation	Sell	5.000	03/20/11	1.270	2,000	65,000	23,857	B

Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	1.340	17,200	714,779	868,917	NR

UBS	CDX.NA.HY.9	Sell	3.750	12/20/12	1.340	17,200	716,221	870,669	NR

UBS	CDX.NA.HY.10	Sell	5.000	06/20/13	1.800	17,400	1,128,250	1,423,847	NR

Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	3.98	6,900	0	(12,876)	NR

Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	3.99	6,900	0	74,385	NR

Goldman Sachs International	LCDX.NA.10	Sell	3.250	06/30/12	1.043	46,200	5,269,000	2,243,249	NR

Goldman Sachs International	LCDX9	Sell	2.250	12/20/12	1.022	38,500	3,136,250	991,644	NR

Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	5.99	6,900	0	(204,001)	B

Goldman Sachs International	Texas Competitive Electric Holdings Company, LLC	Sell	5.000	03/20/12	6.290	5,000	112,500	(13,452)	B

Total Credit Default Swaps						$178,000	$11,142,000	$580,342

NR — Not Rated

(a)	Implied credit spreads represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
(b)	Credit rating as issued by Standard and Poor’s (Unaudited).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen Dynamic Credit Opportunities Fund

Forward foreign currency contracts outstanding as of February 28, 2011:
					Unrealized
					Appreciation/
		Counter Party	In Exchange for	Current Value	Depreciation

Long Contracts:
Euro
2,808,489	expiring 05/13/11	Goldman Sachs International	US$	$3,872,051	$48,768
4,822,110	expiring 05/13/11	Goldman Sachs International	US$	6,648,222	103,273
685,304	expiring 05/13/11	Goldman Sachs International	US$	944,826	9,796
4,818,679	expiring 05/13/11	Goldman Sachs International	US$	6,643,492	59,779
7,700,175	expiring 05/13/11	Goldman Sachs International	US$	10,616,198	223,502
3,237,450	expiring 05/13/11	Goldman Sachs International	US$	4,463,458	3,728

					448,846

Pound Sterling
836,875	expiring 05/13/11	Goldman Sachs International	US$	1,359,497	14,078
1,419,990	expiring 05/13/11	Goldman Sachs International	US$	2,306,763	14,615
1,900,800	expiring 05/13/11	Goldman Sachs International	US$	3,087,835	34,846

					63,539

Total Long Contracts					512,385

Short Contracts:
Euro
193,479,238	expiring 05/13/11	Goldman Sachs International	US$	266,748,977	(310,653)
2,068,343	expiring 05/13/11	Goldman Sachs International	US$	2,851,615	(50,438)
3,105,223	expiring 05/13/11	Goldman Sachs International	US$	4,281,157	(26,940)
6,440,000	expiring 05/13/11	Goldman Sachs International	US$	8,878,800	(106,560)
2,096,036	expiring 05/13/11	Goldman Sachs International	US$	2,889,796	(52,706)
1,622,600	expiring 05/13/11	Goldman Sachs International	US$	2,237,072	(23,210)

					(570,507)

Pound Sterling
50,673,382	expiring 05/13/11	Goldman Sachs International	US$	82,318,509	(617,815)
3,568,500	expiring 05/13/11	Goldman Sachs International	US$	5,797,000	(41,545)
3,758,703	expiring 05/13/11	Goldman Sachs International	US$	6,105,983	(102,320)
2,463,922	expiring 05/13/11	Goldman Sachs International	US$	4,295,030	(48,627)

					(810,307)

Total Short Contracts					(1,380,814)

Total Forward Foreign Currency Contracts					$(868,429)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2011

Assets:
Unaffiliated investments (Cost $1,344,204,420)	$1,261,693,734

Affiliated investments (Cost $4,897,025)	1,717,360

Total investments (Cost $1,349,101,445)	1,263,411,094

Foreign currencies, at value (Cost $5,673,890)	5,733,309

Cash segregated as collateral for credit default swaps	5,931,000

Cash segregated as collateral for forward foreign currency contracts	360,000

Receivables for:
Investments sold	97,033,001

Interest and fees	7,378,545

Unrealized appreciation of swap agreements	580,342

Forward foreign currency contracts	512,385

Other assets	21,668

Total assets	1,380,961,344

Liabilities:
Payables for:
Borrowings	281,000,000

Investments purchased	107,323,066

Amount due custodian	4,508,948

Income distributions	526,579

Accrued other operating expenses	497,134

Accrued interest expense	67,268

Accrued fees to affiliates	3,016

Unrealized (depreciation) on unfunded commitments	1,836,357

Forward foreign currency contracts	1,380,814

Total liabilities	397,143,182

Net assets	$983,818,162

Net assets consist of:
Shares of beneficial interest	1,411,865,572

Undistributed net investment income (loss)	(1,590,798)

Unrealized appreciation (depreciation)	(78,883,196)

Undistributed net realized gain (loss)	(347,573,416)

$983,818,162

Shares outstanding, $0.01 par value per common share:
Common shares outstanding	74,013,275

Net asset value per common share	$13.29

Market value per common share	$12.83

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Operations

For the period August 1, 2010 through February 28, 2011 and the year ended July 31, 2010

	Seven months ended	Year ended
	February 28,	July 31,
	2011	2010

Investment income:
Interest from unaffiliated investments	41,649,233	$78,039,694

Interest from affiliated investments	185,870	136,922

Other	2,031,657	2,075,751

Total income	43,866,760	80,252,367

Expenses:
Investment advisory fee	8,907,225	14,519,953

Interest expense	2,813,063	4,967,309

Custody	225,392	467,401

Administrative services fees	127,036	226,352

Trustees’ and officers’ fees and benefits	66,772	20,518

Transfer agent fees	5,101	91,925

Other	126,240	483,342

Total expenses	12,270,829	20,776,800

Net investment income	31,595,931	59,475,567

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	(14,661,729)	(57,866,229)

Forward foreign currency contracts	(39,352,468)	50,821,686

Swap agreements	3,921,214	11,093,361

Foreign currency transactions	1,504,310	(2,142,559)

Net increase from payments by affiliates*	-0-	2,209,166

Net realized gain (loss)	(48,588,673)	4,115,425

Unrealized appreciation (depreciation):
Beginning of the period	(196,990,751)	(324,613,324)

End of the period:
Investments	(85,690,351)	(185,102,850)

Swap agreements	11,722,342	10,136,069

Forward foreign currency contracts	(868,429)	(19,305,034)

Unfunded commitments	(1,836,357)	(2,935,288)

Foreign currency translation	(2,210,401)	216,352

	(78,883,196)	(196,990,751)

Net unrealized appreciation during the period	118,107,555	127,622,573

Net realized and unrealized gain	69,518,882	131,737,998

Net increase in net assets from operations	$101,114,813	$191,213,565

*	See Note 2 in the Notes to Financial Statements

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the period August 1, 2010 through February 28, 2011 and the years ended July 31, 2010 and 2009

	Seven months ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2011	2010	2009

Operations:
Net investment income	$31,595,931	$59,475,567	$79,395,508

Net realized gain (loss)	(48,588,673)	4,115,425	(202,553,963)

Net unrealized appreciation (depreciation) during the period	118,107,555	127,622,573	(123,657,658)

Change in net assets from operations	101,114,813	191,213,565	(246,816,113)

Distributions from net investment income	(44,400,565)	(78,663,310)	(100,106,883)

Net change in net assets from operations	56,714,248	112,550,255	(346,922,996)

From capital transactions:
Value of common shares issued through dividend reinvestment	-0-	475,500	-0-

Repurchase of shares	-0-	(322,626)	-0-

Net change in net assets from capital transactions	-0-	152,874	-0-

Total increase (decrease) in net assets	56,714,248	112,703,129	(346,922,996)

Net assets:
Beginning of the period	927,103,914	814,400,785	1,161,323,781

End of the period (including undistributed net investment income (loss) of $(1,590,798), $38,507,343,and $(3,791,452) respectively)	$983,818,162	$927,103,914	$814,400,785

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        Invesco Van Kampen Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the period August 1, 2010 through February 28, 2011 and year ended July 31, 2010

	Seven months
	ended	Year ended
	February 28,	July 31,
	2011	2010

Net increase in net assets from operations	$101,114,813	$191,213,565

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,054,168,878)	(723,983,814)

Proceeds from sales of investments	1,086,179,405	662,083,279

Amortization of loan fees	(6,536,599)	(2,516,498)

Net loan fees	756,070	(5,471)

Accretion of discount	(9,986,297)	(17,879,044)

Net realized loss on investments	16,166,039	55,723,670

Net realized gain (loss) on foreign currency transactions	(1,504,310)	2,142,559

Net change in unrealized appreciation (depreciation) on investments	(117,849,104)	(107,306,579)

Decrease (increase) in interest receivables and other assets	1,097,998	(1,518,370)

(Decrease) in accrued expenses and other payables	(397,283)	(1,188,901)

Increase (decrease) in accrued interest expenses	67,268	(88,655)

Net change in unrealized appreciation (depreciation) on swap agreements	14,846,727	(18,405,312)

Net change in upfront payments on swap contracts	(48,250)	(355,500)

Net change in unrealized appreciation (depreciation) on unfunded commitments	(1,098,931)	(2,371,378)

Net cash provided by operating activities	28,638,668	35,543,551

Cash flows provided by (used in) financing activities
Proceeds from shares issued through dividend reinvestment	-0-	475,500

Repurchased shares	-0-	(322,626)

Dividend paid from net investment income	(44,547,844)	(78,700,396)

Amount due custodian	4,508,948	0

Net proceeds from and repayments of borrowings	28,500,000	38,500,000

Net cash provided by (used in) financing activities	(11,538,896)	(40,047,522)

Net change in cash	17,099,772	(4,503,971)

Cash and cash equivalents at the beginning of the period	19,152,276	23,656,247

Cash and cash equivalents at the end of the period	$36,252,048	$19,152,276

Supplemental disclosures of cash flow information
Cash paid during the year for interest	$2,703,651	$4,995,322

Non cash interest received during the period	$704,010	$8,323,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        Invesco Van Kampen Dynamic Credit Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

						June 26, 2007
						(Commencement of
	Seven months ended					Operations) to
	February 28,		Year ended July 31,			July 31,
	2011		2010	2009	2008	2007

Net asset value, beginning of the period	$12.53		$11.00	$15.69	$18.65	$19.10

Net investment income(a)	0.43		0.80	1.07	1.44	0.08

Net realized and unrealized gain (loss)	0.93		1.79	(4.41)	(2.82)	(0.53)

Total income (loss) from investment operations	1.36		2.59	(3.34)	(1.38)	(0.45)

Less distributions from net investment income	(0.60)		(1.06)	(1.35)	(1.58)	-0-

Net asset value, end of the period	$13.29		$12.53	$11.00	$15.69	$18.65

Market value, end of the period	$12.83		$11.94	$10.00	$13.30	$19.75

Total return at net asset value(b)	11.30%

Total return at market value(c)	12.79%		30.65%	(11.84)%	(25.46)%	(1.25)%

Net assets, end of period (000’s omitted)	$983,818		$927,104	$814,401	$1,161,324	$1,379,846

Portfolio turnover(e)(f)	88%		56%	36%	43%	0%

Ratios/supplemental data based on average net assets:
Ratio of expenses	2.22	%(d)(i)	2.29%	3.76%	2.78%	1.54	%(i)

Ratio of expenses excluding interest expense	1.71	%(d)(i)	1.74%	2.97%	1.79%	1.54	%(i)

Ratio of net investment income	5.72	%(d)(i)	6.56%	10.42%	8.38%	4.58	%(i)

Senior indebtedness:
Asset coverage per $1,000 unit of senior indebtedness(g)	$4,501		$4,672	$4,806	$3,277	N/A

Total borrowing outstanding (000’s omitted)	$281,000		$252,500	$214,000	$510,000	$-0-

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles general accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for period less than one year, if applicable.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average net assets applicable to common shares (000’s omitted) of $950,951.
(e)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(f)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
(i)	Annualized
N/A=Not Applicable

26        Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Financial Statements

February 28, 2011

NOTE 1—Significant Accounting Policies

Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. As part of Invesco’s June 1, 2010 acquisition of Morgan Stanley’s retail asset management business (the “transaction”), the Fund changed its name from Van Kampen Dynamic Credit Opportunities Fund to Invesco Van Kampen Dynamic Credit Opportunities Fund.
  On February 28, 2011, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

27        Invesco Van Kampen Dynamic Credit Opportunities Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions and investment transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received are amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are

28        Invesco Van Kampen Dynamic Credit Opportunities Fund

included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

29        Invesco Van Kampen Dynamic Credit Opportunities Fund

N.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
O.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
P.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets are defined as the gross asset value of the Fund minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Fund. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (“the “Subadviser”). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
  Prior to the Transaction, the Fund paid $12,043,286 in advisory fees to Van Kampen Asset Management based on the annual rate above of the Fund’s average daily managed assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.22% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  For the year ended July 31, 2010, Van Kampen reimbursed the Fund $2,209,166 for an economic loss due to a trading error.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2010 to February 28, 2011 and the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Fund.
  Prior to the Transaction, under separate legal services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided legal services and the CCO provided compliance services to the Fund. Pursuant to such agreements, the Fund paid $106,984 to VKII.

30        Invesco Van Kampen Dynamic Credit Opportunities Fund

  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2011. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the period ended February 28, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investment in an Asset Position
Variable Rate Senior Loan Interests	$—	$921,607,500	$21,128,544	$942,736,044

Notes	—	260,612,703	2,927,451	263,540,154

Structured Product			2,272,188	2,272,188

Equities	21,865,137	—	2,478,832	24,343,969

Time Deposits	—	30,518,739	—	30,518,739

Forward Foreign Currency Contracts	—	512,385	—	512,385

Swap Agreements	—	6,496,568	—	6,496,568

Unfunded Commitments	—	—	—

Total Investments in an Asset Position	$21,865,137	$1,219,747,895	$28,807,015	$1,270,420,047

Investment in a Liability Position
Unfunded Commitments	—	(1,836,357)	—	(1,836,357)

Forward Foreign Currency Contracts	—	(1,380,814)	—	(1,380,814)

Swap Agreements	—	(5,916,226)	—	(5,916,226)

Total Investments in a Liability Position	$—	$(9,133,397)	$—	$(9,133,397)

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swap agreements	$6,496,568	$(5,916,226)

Currency risk
Forward foreign currency contracts	512,385	(1,380,814)

31        Invesco Van Kampen Dynamic Credit Opportunities Fund

Effect of Derivative Instruments for the Period Ended February 28, 2011

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements*	Contracts**

Realized Gain (Loss)
Credit risk	$3,921,214	$-0-

Currency risk	-0-	(39,352,468)

Change in Unrealized Appreciation (Depreciation)
Credit risk	$1,586,273	$-0-

Currency risk	-0-	18,436,604

Total	$5,507,487	$(20,915,864)

*	The average notional value of swap agreements during the period was $177,942,587.

**	The cost of purchases and the proceeds from sales of forward foreign currency contracts were $1,297,675,256 and $1,297,675,256, respectively.

Effect of Derivative Instruments for the year ended July 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Swap	Foreign Currency
	Agreements	Contracts

Realized Gain (Loss)
Credit risk	$11,093,361	$-0-

Currency risk	-0-	50,821,686

Change in Unrealized Appreciation (Depreciation)
Credit risk	$18,928,312	$-0-

Currency risk	-0-	(16,703,580)

Total	$30,021,673	$(34,118,106)

NOTE 5—Investments in Other Affiliates

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The followings are the summary of the investments in affiliates for the period ended February 28, 2011 and year ended July 31, 2010.

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	07/31/10	at Cost	from Sales	(Depreciation)	Gain (Loss)	02/28/11	Income

Targus Group International Inc. — Note	$1,538,831	$-0-	$-0-	$(596)	$-0-	$1,538,235	$185,870

Targus Group International — Common Shares	162,274	-0-	-0-	16,851	-0-	179,125	-0-

Total	$1,701,105	$-0-	$-0-	$16,255	-0-	$1,717,360	$185,870

				Change in
				Unrealized			Interest/
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	07/31/09	at Cost	from Sales	(Depreciation)	Gain (Loss)	07/31/10	Income

Axia, Inc. — Warrants	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Axia, Inc. — Term Loan	1,565,677	441,173	5,833,557	3,826,707	-0-	-0-	39,890

Targus Group International Inc. — Note	-0-	4,897,025	-0-	(3,358,194)	-0-	1,538,831	97,032

Targus Group International Inc. — Common Shares	-0-	-0-	-0-	162,274	-0-	162,274	-0-

Total	$1,565,677	$5,338,198	$5,833,557	$630,787	-0-	$1,701,105	$136,922

32        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.
  For the period ended February 28, 2011 and the year ended July 31, 2010, the Fund paid legal fees of $70,179 and $35,800, respectively, for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Fund.
  Prior to June 1, 2010, the Trust provided retirement plans for its independent trustees. Such plans were terminated and the amounts owed to the trustees were distributed.

NOTE 7—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33% of the Fund’s total assets.
  The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 19, 2011. The revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period August 20, 2010 to February 28, 2011, the Fund incurred interest of $2,564,126 as disclosed on the Statement of Operations. For the period August 20, 2010 to February 28, 2011, the average daily balance of borrowings under the revolving credit and security agreement was $277,931,544, with a weighted average interest rate of 0.33%. From August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the Fund was entered into a $400 million revolving credit and security agreement. The revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the period August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the Fund incurred interest of $248,937 and $4,967,309, as disclosed on the Statement of Operations, respectively. For the period August 1, 2010 to August 19, 2010 and the year ended July 31, 2010, the average daily balance of borrowings under the revolving credit and security agreement was $255,184,211 and $254,432,877, respectively, with a weighted average interest rate of 0.29% and 0.30%, respectively.

NOTE 8—Unfunded Loan Commitments

As of February 28, 2011, the Fund had unrealized depreciation on unfunded loan commitments of $1,836,357, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

		Unfunded	Appreciation/
Description	Type	Commitments	Depreciation

Axia Acquisition Corporation	Revolver	$348,226	$(15,670)

Bright Horizons Family Solutions, Inc.	Revolver	3,000,000	(210,000)

Hicks Sporting Group, LLC	Term Loan	31,762	—

Community Health Systems, Inc.	Revolver	10,000,000	(587,183)

Graphic Packing International, Inc.	Revolver	5,000,000	(450,000)

Key Safety System, Inc.	Revolver	122,500	(7,301)

Lake at Las Vegas Joint Venture	Exit Revolver	336,921	(3,369)

Surgical Care Affiliates, Inc.	Revolver	6,250,000	(562,500)

White Birch Paper Co.	DIP Term Loan	106,989	(334)

		$25,196,398	$(1,836,357)

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the period August 1, 2010 to February 28, 2011 and the years ended July 31, 2010 and 2009:

	Seven months ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2011	2010	2009

Ordinary income	$44,400,565	$78,663,310	$100,610,355

Long-term capital gain	-0-	-0-	-0-

Total distributions	$44,400,565	$78,663,310	$100,610,355

33        Invesco Van Kampen Dynamic Credit Opportunities Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$13,476,746

Net unrealized appreciation (depreciation) — investments	(104,089,920)

Net unrealized appreciation (depreciation) — other investments	7,710,952

Temporary book/tax differences	(560)

Post-October deferrals	(24,020,493)

Capital loss carryforward	(321,124,135)

Shares of beneficial interest	1,411,865,572

Total net assets	$983,818,162

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, swaps, defaulted bonds, and bond premium adjustments.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of distribution differences.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2011 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2016	$431,578

February 28, 2017	76,783,001

February 28, 2018	230,817,698

February 28, 2019	13,091,858

Total capital loss carryforward	$321,124,135

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period ended February 28, 2011 was $1,071,472,133 and $1,144,191,249, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$53,434,437

Aggregate unrealized (depreciation) of investment securities	(157,524,357)

Net unrealized depreciation of investment securities	$(104,089,920)

Cost of investments for tax purposes is $1,367,501,014.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and swap income, on February 28, 2011, undistributed net investment income (loss) was decreased by $27,293,507 and undistributed net realized gain (loss) was increased by $27,293,507. This reclassification had no effect on the net assets of the Fund.

34        Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 12—Common Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Seven months ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2011	2010	2009

Beginning shares	74,013,275	74,005,236	74,005,236

Shares issued through dividend reinvestment	-0-	38,039	-0-

Shares repurchased	-0-	(30,000)	-0-

Ending shares	74,013,275	74,013,275	74,005,236

  The Trustees have approved share repurchases whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 13—Senior Loan Participation Commitments

The Fund invests participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
  At February 28, 2011, there were no interests in Senior Loans purchased by the Fund on a participation basis.

NOTE 14—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date

March 1, 2011	$0.0857	March 15, 2011	March 31, 2011

April 1, 2011	$0.0725	April 15, 2011	April 29, 2011

NOTE 15—Legal Matter

The Fund is part of a group of defendants (Lenders) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida, brought in connection with the bankruptcy proceeding styled In re: TOUSA, Inc. et al.,, filed on July 14, 2008, by the Official Committee of Unsecured Creditors of TOUSA, Inc. et al., home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders or allocated to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used/allocated to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value for incurring those obligations. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund, along with numerous other defendants hereafter referred to as the Senior Transeastern Lenders, is named in two separate lending capacities. The first capacity is in connection with the Fund’s position as a lender in a revolving credit agreement and the second capacity is in connection with its position as lenders in a term loan. The case went to trial on October 13, 2009, resulting in the Bankruptcy Court rendering final judgment and requiring Lenders to post bonds equal to 110% of damages and disgorgement against them. Bonds were posted in December 12, 2009. On May 28, 2010, the Bankruptcy Court entered an order for revolving credit lenders to pay additional interest in connection with damages awarded against them. On July 13, 2010, Bankruptcy Court entered an order setting amounts of disgorgement awards against term loan lenders. The Senior Transeastern Lenders, including the Funds, appealed to district court. Oral argument on the appeal of the Final Judgment was heard on October 22, 2010. Objections to the disclosure statement were filed with the Bankruptcy Court on behalf of Debtors and the United States Trustee on December 20, 2010, and December 23, 2010, respectively. On February 11, 2011, the District Court issued an order that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Senior Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Senior Transeastern Lenders; 3) discharged all bonds deposited by Senior Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Senior Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Senior Transeastern Lenders.
  Management of Invesco and the Trust believe that the outcome of the proceedings described above will have no material adverse effect on the Trust or on the ability of Invesco to provide ongoing services to the Trust.

35        Invesco Van Kampen Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Invesco Van Kampen Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen Dynamic Credit Opportunities Fund (hereafter referred to as the “Fund”) at February 28, 2011, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the period ended February 28, 2011 and year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 13, 2011
Houston, Texas

36        Invesco Van Kampen Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2011:

Federal and State Income Tax

Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37        Invesco Van Kampen Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen Dynamic Credit Opportunities Fund was held on Friday, July 16, 2010. The Meeting was held for the following purpose:

(1)	Elect four Class III Trustees by the holders of the Common Shares, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matter were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	R. Craig Kennedy	65,366,579	2,139,168
	Jack E. Nelson	64,950,871	2,554,876
	Colin D. Meadows	65,337,867	2,167,880
	Hugo F. Sonnenschein	65,338,171	2,167,576

38        Invesco Van Kampen Dynamic Credit Opportunities Fund

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	2007	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2007	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (‘‘Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	2007	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2007	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr — 1935 Trustee	2007	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2007	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	2007	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2007	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

Number of
Funds in
Fund
Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Trustees and Officers — (continued)

Number of
Funds in
Fund
Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom , LLP	Computershare Trust Company, N.A.
155 West Wacker Drive	P.O. Box 43078
Chicago, IL 60606	Providence, RI 02940-3078

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-22043.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-DCO-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 2/28/2011	Services Rendered to	year end 7/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	2/28/2011	Requirement(1)	7/31/2010	Requirement(1)
Audit Fees	$46,950	N/A	$62,600	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$2,800	0%	$6,000	0%
All Other Fees(3)	$1,667	0%	$0	0%

Total Fees	$51,417	0%	$68,600	0%
PWC billed the Registrant aggregate non-audit fees of $4,467 for the fiscal year ended February 28, 2011, and $6,000 for the fiscal year ended July 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns.

(3)	All Other fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2/28/2011 That Were	Provided for fiscal year	7/31/2010 That Were	Provided for fiscal year
	Required	end 2/28/2011	Required	end 7/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2011, and $0 for the fiscal year ended July 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.
The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

January 2010	I.2 — 8

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Gregory Stoekle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Phillip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

•	Richard Furst, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Avenue Europe and/or its affiliates since 2004.

•	Raul Ramirez, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Avenue Europe and/or its affiliates since 2006.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of February 28, 2011:

	Dollar Range	Other Registered		Other Pooled
	of	Investment Companies		Investment Vehicles		Other Accounts
Portfolio	Investments	Managed (assets in		Managed (assets in		Managed
Manager	in Each Fund[1]	millions)		millions)		(assets in millions)
		Number		Number		Number
		of		of		of
		Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Dynamic Credit Opportunities Fund
Scott Baskind	None	None	None	2[2]	$1,290.1[2]	2[3]	$668.1[3]
Gregory Stoekle	None	4	$4,227.3	27[4]	$10,661.8[4]	4[5]	$2,057.7[5]
Phillip Yarrow	None	3	$3,534.2	None	None	None	None
Richard Furst	None	1	$134.9	14[6]	$3,349.5[6]	None	None
Raul Ramirez	None	1	$134.9	14[6]	$3,349.5[6]	None	None

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

[2]	This amount includes 1 fund that pays performance-based fees with $368.7 M in total assets under management.

[3]	This amount includes 2 funds that pay performance-based fees with $668.1 M in total assets under management.

Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

[4]	This amount includes 19 funds that pay performance-based fees with $5,008.4 M in total assets under management.

[5]	This amount includes 3 funds that pay performance-based fees with $2,057.7 M in total assets under management.

[6]	This amount includes 14 funds that pay performance-based fees with $3,349.5 M in total assets under management.

          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[7]
Invesco [8,9,10]	One-, Three- and Five-year performance against Fund peer group.
Invesco Australia
Invesco Deutschland

Invesco Senior Secured	N/A

Invesco Trimark[8]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[8] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[11]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
          Portfolio managers also participate in benefit plans and programs available generally to all employees.
Description of Compensation Structure (Richard Furst and Raul Ramirez, the Avenue Managers (“Avenue Managers”))

[7]	Rolling time periods based on calendar year-end.

[8]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[9]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[10]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 10, they also have a ten-year performance measure.

[11]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

               The Avenue Managers and other investment professionals are paid a base salary and may also receive a discretionary year-end cash bonus based upon each individual’s performance and the performance of the funds. Each professional’s salary and bonus are reviewed not less than annually (at his or her annual review) and may be adjusted based upon the performance of the individual.
               In addition, the majority of the senior investment professionals share in a set percentage of the carried interest of the funds that pay a performance fee, which is subject to various vesting schedules. Vesting will be on a cumulative basis based on the number of days elapsed from the date the employee was given the carried interest grant until the earlier to occur of (a) the employee’s termination date or (b) the applicable date on which the fund makes a carried interest distribution to its general partner. Each professional’s salary and bonus are reviewed not less than annually (at his or her annual review) and may be adjusted based upon the performance of the individual.
Potential Conflicts of Interest of the Avenue Managers
          The Avenue Managers have adopted trade allocation and policies and procedures that they believe are reasonably designed to address conflicts of interest arising from allocating transactions among clients. The Avenue Managers will generally invest the Fund’s assets in obligations with total yields that at the time of purchase are below an applicable benchmark plus a credit spread set from time to time by the Investment Committee (the “Avenue-Credit Thresholds”). The Avenue-Credit Thresholds are determined by the Investment Committee in its sole discretion, and may be revised as the markets change. Along the credit spectrum of non-stressed and stressed obligations, obligations with total yields below the Avenue-Credit Thresholds generally will be less stressed obligations.
          As an example, as of the date of this filing, the following types of obligations would be below the applicable “Avenue-Credit Thresholds” if, at the time of investment, they have yields below the following benchmarks plus the indicated credit spreads:
•	for floating rate obligations, LIBOR plus 650 basis points, EUROLIBOR plus 650 basis points, and Sterling LIBOR plus basis points, as applicable; and

•	for fixed rate obligations, current US Treasury plus 650 basis points, Bundes Obligationen (“OBL”) plus 650 basis points, Bundes Republic Deutschland (“DBR”) plus 650 basis points, Bundes Schatzanweisungen (“BKO”) plus 650 basis points and UK Gilt rates plus basis points, as applicable, depending upon the currency and term of the investment.
          The Avenue-Credit Thresholds are subject to change from time to time. The Investment Committee will not make changes to the allocation policy, including the Avenue-Credit Thresholds, with particular investments in mind. Any revisions to the credit spread portion of the Avenue-Credit Thresholds are made independent of individual investment decisions. A change to the credit spread portion of the Avenue-Credit Thresholds requires majority approval of the Investment Committee members. Fund shareholders will be notified of any material change to the allocation policies and procedures.
          Except as discussed in the following paragraph, the Avenue Managers will generally purchase obligations with total yields below the applicable Avenue-Credit Thresholds for the Fund and will generally purchase obligations with total yields at or above the Avenue-Credit Thresholds for their other clients.
          The Subadviser currently serves as an investment subadviser to another registered closed-end management investment company (the “Subadvised Credit Fund”) and, pursuant to its subadvisory agreement with the Subadvised Credit Fund, is responsible for investing of a portion of that fund’s assets. The Subadvised Credit Fund, like the Fund, invests in securities that have a yield below the Avenue-Credit Thresholds. Investment opportunities that may be appropriate for both the Fund and the Subadvised Credit Fund will be allocated on a pro rata basis between the Fund and the Subadvised Credit Fund, based upon the portion of the total assets of each such fund that has been allocated to the Subadviser at the time. To the extent that the Adviser or Subadviser serves as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a similar pro rata basis.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 21, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 21, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: April 15, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: April 15, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: April 15, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.